Introduction to Eagle Point Credit Company and CLO Equity Overview October 12, 2016 Filed pursuant to Rule 497(a) File No. 333 - 205540 Rule 482 ad

Page 1 This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with Eagle Point Credit Company Inc . (the “Company”) or any of its affiliates . This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities . From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”) . Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed . Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective . This presentation is solely for the use of the intended recipient(s) . The information and its contents are the property of Eagle Point Credit Management LLC and/or the Company . Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law . This presentation is being provided for informational purposes only . Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http : //www . sec . gov ) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company . Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company . There is no guarantee that any of the goals, targets or objectives described in this report will be achieved . An investment in the Company is not appropriate for all investors . The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds . An investment in the Company is not intended to be a complete investment program . Shares of closed - end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss . Past performance is not indicative of, or a guarantee of, future performance . The performance and certain other portfolio information quoted herein represents information as of dates noted herein . Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company . Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost . The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein . Neither Eagle Point Credit Management LLC nor the Company provides legal, accounting or tax advice . Any statement regarding such matters is explanatory and may not be relied upon as definitive advice . Investors should consult with their legal, accounting and tax advisers regarding any potential investment . The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company . As noted herein, certain of this information is estimated and unaudited, and therefore subject to change . We do not represent that such information is accurate or complete, and it should not be relied upon as such . This report does not purport to be complete and no obligation to update or revise any information herein is being assumed . ABOUT EAGLE POINT CREDIT COMPANY The Company is a publicly - traded, non - diversified, closed - end management investment company . The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs . The Company is externally managed and advised by Eagle Point Credit Management LLC . The principals of Eagle Point Credit Management LLC are Thomas P . Majewski, Daniel W . Ko and Daniel M . Spinner . The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www . eaglepointcreditcompany . com) . This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio - level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available . FORWARD - LOOKING STATEMENTS These materials may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements other than statements of historical facts included in this press release may constitute forward - looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties . Actual results may differ materially from those in the forward - looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC . The Company undertakes no duty to update any forward - looking statement made herein . All forward - looking statements speak only as of the date of this press release . Important Information Investor Presentation – October 12, 2016

Page 2 Table of Contents 1. Introduction to Eagle Point Credit Company 2. Summary Financial and Portfolio Statistics 3. CLO Equity Overview 4. Appendix Investor Presentation – October 12, 2016

Page 3 Introduction to Eagle Point Credit Company 1 . Investor Presentation – October 12, 2016

Page 4 History Formed in 2012 by Thomas Majewski and funds managed by Stone Point Capital Assets Under Management $1.2 billion (2) managed on behalf of institutional, high net worth and retail investors Introduction to Eagle Point Credit Company Company and Adviser Overview IPO Date October 7, 2014 Primary Investment Objective To generate high current income by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs” Total Equity Market Capitalization $306.2 million (1) The Company: Eagle Point Credit Company Inc. (“ECC”) The Adviser : Eagle Point Credit Management LLC (“Eagle Point” or the “ Adviser ”) (1) Combined market capitalization of ECC and ECCA as of October 7, 2016. (2) As of June 30, 2016 and inclusive of capital commitments that were undrawn as of such date . Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than those shown . Investor Presentation – October 12, 2016

Page 5 Introduction to Eagle Point Credit Company ECC Highlights Attractive Asset Class Eagle Point believes that CLO equity provides an efficient and attractive way to gain exposure to U.S. senior secured loans Specialized Investment Team Eagle Point is exclusively focused on CLO securities and related investments Each member of the senior investment team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career Differentiated Investment Strategy and Process ECC pursues a differentiated private equity style investment approach focused on proactively sourcing investment opportunities in C LO equity ECC typically seeks to take significant stakes in its CLO equity investments and to influence the key terms and conditions of such investments Alignment of Interests Eagle Point and its management and affiliates have approximatel y $150.4 million invested in ECC, ECCA and ECCZ (1) Track Record (2) Since its IPO, ECC has, on average, traded at a premium to book value during a time in which the Wells Fargo BDC Index has, on average, traded at a discount to book value (1) Amount includes holdings of Eagle Point, its senior personnel and the Trident V Funds managed by Stone Point Capital LLC as of September 30, 2016 (based on market values as of October 7, 2016). (2) Past performance is not indicative of, or a guarantee of, future performance. See page 10. Investor Presentation – October 12, 2016

Page 6 Introduction to Eagle Point Credit Company Senior Investment Team 21 Years in Financial Services 15 Years in CLO Industry Background Founder of Eagle Point Direct experience in the CLO market dating back to the 1990s ▪ Longstanding experience as a CLO industry investor and investment banker ▪ Former Head of CLO Banking at RBS and Merrill Lynch ▪ Former U.S. country head at AMP Capital/AE Capital, responsible for investing in credit, structured products, and other private assets on behalf of several Australian investors Thomas Majewski Managing Partner    Member of Eagle Point’s Board and Investment Committee 10 Years in Financial Services 10 Years in CLO Industry Background CLO structuring specialist Direct experience in the CLO market dating back to 2006 ▪ Specialized in structured finance throughout entire career ▪ Former Vice President at Bank of America Merrill Lynch in the CLO structuring group responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process Daniel Ko Portfolio Manager 20 Years in Financial Services 14 Years in CLO Industry Background Manager evaluation and due diligence specialist Direct experience in the CLO market dating back to the late 1990s ▪ Alternative asset management industry specialist with 20 years of experience advising, financing, and investing in alternative asset management firms and funds ▪ Former Investment Analyst at 1199SEIU responsible for the private equity, special opportunities credit, and real estate portfolios ▪ Former Co - Founder of Structured Capital Partners, a financial holding company formed to invest in CLO collateral managers Daniel Spinner, CAIA Portfolio Manager Investor Presentation – October 12, 2016

Page 7 Introduction to Eagle Point Credit Company Securities Outstanding NYSE Ticker: ECC (1) As of October 7, 2016. As of this date, ECCA and ECCZ have $45.5M and $60.0M of principal amount outstanding, respectively. (2) The Company has applied to list ECCB on the NYSE. As of the date of this presentation, such listing is pending. Accordingly, the information shown is based on the initial public offering terms of $30.0M principal amount of ECCB in October 2016, including the public offering price. (3) Based on a declared distribution of $0.60 per share of common stock payable on October 31, 2016 to common shareholders of record as of September 30, 2016 and ECC’s closing market price on October 7, 2016. To date, a portion of such distribution has been a return of capital as noted in the Company’s Section 19 notices available o n i ts website (www.eaglepointcreditcompany.com). Not a guarantee of future distributions or yield. (4) Amount includes holdings of Eagle Point, its senior personnel and the Trident V Funds managed by Stone Point Capital LLC as of September 30, 2016 (based on market values as of October 7, 2016 ). Common Stock Market Cap: (1) $259.4M Price per share: (1) $16.92 Current Distribution: (3) $0.60 Distribution Rate (3) : 14.18% Payment: (3) Quarterly Maturity Date: N/A Market Value Held by Insiders: (4) $149.9M NYSE Ticker: ECCA Series A Term Preferred Stock Due 2022 $25 liquidation preference Market Cap: (1) $46.9M Price per share: (1) $25.79 Coupon : 7.75% Yield to Maturity (1) : 7.12% Payment: Monthly Maturity Date: 6/30/22 (NC 3) Market Value Held by Insiders: (4) $499K NYSE Ticker: ECCZ Unsecured Notes Due 2020 $25 par denominations Market Cap: (1) $61.0M Price per share: (1) $25.43 Coupon : 7.00% Yield to Maturity (1) : 6.53% Payment: Quarterly Maturity Date: 12/31/20 (NC 2) Market Value Held by Insiders: (4) $57K NYSE Ticker: ECCB Series B Term Preferred Stock Due 2026 $25 liquidation preference Market Cap: (2) $30.0M Price per share: (2) $25.00 Coupon : 7.75% Yield to Maturity (2) : 7.75% Payment: Monthly Maturity Date: 10/30/26 (NC 5) Market Value Held by Insiders: (4) $0 Investor Presentation – October 12, 2016 Eagle Point, its management and affiliates have $150.4 million invested in ECC, ECCA and ECCZ (4)

Introduction to Eagle Point Credit Company

Shares Owned by Eagle Point, its Management and Affiliates

Ownership by Eagle Point, its Management and Affiliates (October 7, 2014 through September 30, 2016)[1]



8,890,000
8,880,000
8,870,000
8,860,000
8,850,000
8,840,000
8,830,000
8,820,000
Number of Shares of ECC, ECCA, and ECCZ Owned by Eagle Point, its Management and Affiliates
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Total Share Ownership

(1) The information above is summarized as of September 30, 2016 and is based solely upon a review of the copies of Form 3, Form 4 and Form 5 filings with the SEC with respect to ECC, ECCA and ECCZ. For purposes of this summary, the persons included are Eagle Point, its senior management, and certain affiliates who are required to make Section 16 filings on Form 3, Form 4 and/or Form 5 with respect to the Company, including the Company's directors, officers and the Trident V funds, the Adviser, and certain senior personnel of the Adviser. The above table is only a summary of the information in such forms, including transactions in ECC, ECCA and ECCZ, and should not be relied upon as definitive. It is provided for information purposes only. Please refer to the Company's filings via the SEC's EDGAR system (www.sec.gov) for actual filings made by the Company's insiders, more recent information and further detail on their transactions.

Investor Presentation – October 12, 2016

Page 8

Page 9 $75 $80 $85 $90 $95 $100 $105 $110 $115 10/7/14 12/7/14 2/7/15 4/7/15 6/7/15 8/7/15 10/7/15 12/7/15 2/7/16 4/7/16 6/7/16 8/7/16 10/7/16 ECC WF BDC Index $109.42 $109.60 Introduction to Eagle Point Credit Company Performance Since IPO: ECC Total Return vs. BDC Index Total Return For the period October 7, 2014 – October 7, 2016, ECC generated a total return (1) of 9.60% versus 9.42% for the Wells Fargo BDC Index (2) (1) Total return is calculated as the percent change in the value of $100 invested during the period and assumes that any dividends or dis tributions are reinvested . Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than those shown . (2) The Wells Fargo BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the New York Stock Exchange or NASDAQ and satisfy market capitalization and other eligibility requirements . Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar t o E CC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, whi ch generally requires an investment company to distribute its taxable income to shareholders. You cannot invest directly in an index. Source: Bloomberg . Investor Presentation – October 12, 2016 Value of $100 Invested (October 7, 2014 through October 7, 2016)

Introduction to Eagle Point Credit Company

Performance Since IPO: ECC Price to Book Ratio versus BDC Index Price to Book Ratio

For the period October 7, 2014 – October 7, 2016, ECC traded at an average premium to book value of 11.4% during a time in which the Wells Fargo BDC Index[(1)] has traded at an average discount to book value of -9.7%

Price to Book Ratio[(2)] (October 7, 2014 through October 7, 2016)



160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
ECC
WFBDC Index
Average: 111.4%
Average: 90.3%
101.2%
95.8%
10/7/14
12/7/14
2/7/15
4/7/15
6/7/15
8/7/15
10/7/15
12/7/15
2/7/16
4/7/16
6/7/16
8/7/16
10/7/16

(1) The Wells Fargo BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the New York Stock Exchange or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders. You cannot invest directly in an index.

(2) Price to book ratio is calculated as price per share divided by book value per share, which, for ECC, reflects management's reported estimate of book value for periods where final determined book values are not available. **Past performance is not indicative of, or a guarantee of, future performance.** Future results may vary and may be higher or lower than those shown.

Source: Bloomberg.

Investor Presentation – October 12, 2016

Page 10

Page 11 Introduction to Eagle Point Credit Company Investment Strategy and Process Outperformance Relative to the CLO Market (1) x Proactive sourcing of investment opportunities x Utilization of our methodical and rigorous investment analysis and due diligence process x I nvolvement at the CLO formation and structuring stage enables us to influence the key terms and conditions of the investment for significant primary market investments x Ongoing monitoring and diligence Objective (1) In the primary CLO market, the Adviser seeks to invest in CLO securities that it believes have the potential to generate att ractive risk - adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. Private equity approach to fixed income investing Investor Presentation – October 12, 2016

Page 12 Summary Financial and Portfolio Statistics 2 . Investor Presentation – October 12, 2016

Summary Financial and Portfolio Statistics[1]

Certain Summary Financial and Portfolio Statistics

Certain Summary Financial and Portfolio Statistics			
(Figures are per share of common stock)	Q2 2016 (Unaudited)	Q1 2016 (Unaudited)	Q4 2015
U.S. GAAP Net Investment Income [2]	$0.55	$0.61	$0.53
U.S. GAAP Realized Gain/(Loss) [2]	$0.02	$0.00	$0.00
Portfolio Cash Distributions Received [2]	$1.68	$1.50	$1.53
Quarterly Common Share Distributions Declared [3]	$0.60	$0.60	$0.60
Special Common Share Distributions Declared	$0.00	$0.00	$0.00
Total Common Share Distributions Declared	$0.60	$0.60	$0.60
Common Share Market Price (period end)	$16.10	$16.40	$16.43
Net Asset Value (period end)	$14.46	$13.02	$13.72
$ Premium / (Discount)	$1.64	$3.38	$2.71
% Premium / (Discount)	11.3%	26.0%	19.8%
Assets			
CLO Equity	$243.09	$178.46	$182.95
CLO Debt	$6.04	$5.02	$5.84
Loan Accumulation Facilities	$17.32	$64.17	$45.48
Cash	$53.43	$0.17	$21.94
Receivables and Other Assets	$10.50	$23.94	$12.74
Liabilities			
Notes (Net of Deferred Issuance Costs)	($47.83)	($23.86)	($23.80)
Preferred Stock (Net of Deferred Issuance Costs)	($43.62)	($43.55)	($43.48)
Payables and Other Liabilities	($20.22)	($24.37)	($12.07)
Net Assets	$218.71	$179.99	$189.61
Common Shares Outstanding	15,122,491	13,825,135	13,820,110

(1) Certain of the information contained herein is unaudited. The information shown above is derived from the Company's 2015 Annual Report, 2016 Semiannual Report, interim quarterly unaudited financial statements and other related financial information. Dollar amounts in millions except for per share amounts.

(2) Other than for Q2 2016, per share information is based on shares of common stock outstanding as of the period end noted. For Q2 2016, per share information is based on the average daily number of shares of common stock outstanding during the period.

(3) To date, a portion of such distributions has been estimated to be a return of capital as noted in the Company's Section 19 notices available on its website (www.eaglepointcreditcompany.com). A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company's investment performance and should not be confused with "yield" or "income."

Investor Presentation – October 12, 2016

Page 13

Page 14 Summary Financial and Portfolio Statistics Portfolio Construction Investor Presentation – October 12, 2016 Eagle Point seeks to construct a portfolio of CLO securities that provides varied exposure across a number of key categories (1) As of June 30, 2016 2016 Portfolio Asset Summary (1) Statistics 1) Number of CLO securities and related investments 52 2) Number and investment style of collateral managers 27 different collateral managers with varying styles 3) CLO vintage periods 2012, 2013, 2014, 2015 and 2016

Page 15 Summary Financial and Portfolio Statistics Portfolio Investments and Underlying Portfolio Characteristics Investor Presentation – October 12, 2016 As of August 31, 2016, ECC’s portfolio was invested across 54 investments Number of unique underlying borrowers 1,133 Largest exposure to any individual borrower 1.15% Average individual borrower exposure 0.09% Exposure to ten largest obligors 7.34% Aggregate indirect exposure to senior secured loans (3) 97.66% Weighted average stated spread 4.02% Weighted average LIBOR (4) floor 0.96% Weighted average % of floating rate loans w/ LIBOR (4) Floors 95.65% Weighted average credit rating of underlying collateral (5)(6) B+/B Weighted average junior OC cushion 4.21% Weighted average market value of underlying collateral 96.77% Weighted average maturity of underlying collateral 4.9 years U.S. dollar currency exposure 100% (1) The summary of portfolio investments shown is based on the estimated fair value of the underlying positions . (2) The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i . e . , loan accumulation facilities) held by the Company as of August 31 , 2016 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments . The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to August 2016 and from custody statements and/or other information received from CLO collateral managers and other third party sources . Information relating to the market price of underlying collateral is as of month end ; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported . As such, while this information was obtained from third party data sources, August 2016 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of August 31 , 2016 and this data may not be representative of current or future holdings . (3) We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs . (4) “LIBOR ” refers to the London Interbank Offered Rate . (5) Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us . In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used . The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies . For certain obligors, no rating is available in the reports received by the Company . Ratings below BBB - are below investment grade . Further information regarding S&P’s rating methodology and definitions may be found on its website (www . standardandpoors . com) . This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio . Summary of Underlying Portfolio Characteristics (2) Summary of Portfolio Investments as of 8/31/16 (1) CLO Equity 91.8% (48 Investments) Loan Accumulation Facilities 6.2% (2 Investments) CLO Debt 2.0% (4 Investments)

Page 16 Summary Financial and Portfolio Statistics Obligor and Industry Exposures Investor Presentation – October 12, 2016 As of August 31, 2016, ECC has exposure to 1,133 unique underlying borrowers across a range of industries Top 10 Underlying Obligors (1) % of Total Top 10 Industries of Underlying Obligors (1)(2) % of Total Dell 1.2% Business equipment & services 9.1% Asurion 0.9% Health care 8.5% American Airlines 0.8% Electronics/electrical 8.5% Valeant Pharmaceuticals 0.8% Leisure goods/activities/movies 5.4% Albertsons 0.7% Financial intermediaries 5.2% Community Health Systems 0.7% Telecommunications 4.8% First Data 0.7% Retailers (except food and drug) 4.8% Altice 0.6% Chemicals & plastics 4.3% WME/IMG Woldwide 0.6% Utilities 3.4% Avago Technologies 0.5% Lodging & casinos 3.4% Total 7.3% Total 57.3% (1) The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i . e . , loan accumulation facilities) held by the Company as of August 31 , 2016 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments . The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to August 2016 and from custody statements and/or other information received from CLO collateral managers and other third party sources . Information relating to the market price of underlying collateral is as of month end ; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported . As such, while this information was obtained from third party data sources, August 2016 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of August 31 , 2016 and this data may not be representative of current or future holdings . (2) Industry categories are based on the S&P industry categorization of each obligor as set forth in CLO trustee reports relating to investments held by the Company or, if such information is not available in CLO trustee reports, the categories are based on equivalent categorizations as reported by a third party data provider . In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices . Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower or in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable . Obligor and Industry Exposure

Page 17 CLO Equity Overview 3 . Investor Presentation – October 12, 2016

Page 18 CLO Equity Overview The CLO Market is Large and is the Largest Source of Capital for the U.S. Senior Secured Loan Market U.S. CLO Issuance ($ Billions) (1) Excludes banks Source: S&P Capital IQ. Demand for Institutional Leveraged Loans (1H 2016) (1) Investor Presentation – October 12, 2016 $9 $12 $16 $25 $53 $97 $89 $14 $1 $1 $12 $54 $83 $124 $97 $46 $- $25 $50 $75 $100 $125 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 9/30/2016

Page 19 CLO Equity Overview Eagle Point Believes that CLO Equity is an Attractive Asset Class (1) The Adviser expects CLO equity to provide some measure of protection against rising interest rates after LIBOR has increased above the average LIBOR floor on each CLO’s underlying assets . However, CLO equity is still subject to other forms of interest rate risk . Investor Presentation – October 12, 2016 Potential for strong absolute and risk - adjusted returns Expected shorter duration high - yielding credit investment with potential for high quarterly cash distributions Expected protection against rising interest rates (1) Expected low - to - moderate correlation over the long - term with fixed income and equity Why invest in CLO equity?

Page 20 Senior secured l oans represent direct credit exposure ▪ Senior: Senior position in a company’s capital structure ▪ Secured: First lien security interest in a company’s assets ▪ Floating Rate: Reduces interest rate risk associated with fixed rate bonds ▪ Low LTV: Senior s ecured l oans often have a loan - to - value ratio of approximately 40% - 60 % Past performance is not indicative of, or a guarantee of, future performance . • Cash • Receivables • Inventory • Property • Plant • Equipment • Brands/Logos • Intangibles • Subsidiaries Senior Secured Loans • First priority pledge of assets Subordinated Bonds • Generally unsecured Equity • Dividends restricted while Senior Secured Loan is outstanding Assets Liabilities and Equity % of Capital Structure 40% - 60% 10% - 20% 30% - 50% CLO Equity Overview Senior Secured Loans are the Raw Materials of CLOs Representative Company Capital Structure Reflects general market terms as of the date hereof; actual terms of any company will vary. Source: Moody’s Investor Service – Lessons from 1,000 Corporate Defaults. Moody’s Average Recovery Rate ( 1988 - 2011 ) 80.4% 48.4% 28.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Senior Secured Loans Senior Unsecured Bonds Subordinated Debt Average Recovery Rate Investor Presentation – October 12, 2016

Page 21 6.8% 11.2% 10.3% 8.9% 7.5% 8.3% 5.3% 4.7% 4.9% 2.7% 1.1% 11.0% 5.6% 5.7% 7.3% 1.9% - 28.8% 44.9% 10.0% 1.8% 9.4% 6.2% 2.1% - 0.4% 7.5% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 9/30/16 CLO Equity Overview Since 1992, the CSLLI has Experienced Only Two Years of Negative Returns Credit Suisse Leveraged Loan Index (“CSLLI”) Annual Total Return (1) (1) Source : Credit Suisse . The CSLLI tracks the investable universe of the US dollar - denominated leveraged loan market. The Merrill Lynch US High Yield Mas ter II Index tracks the performance of US dollar - denominated below investment grade corporate debt publicly issued in the US domestic market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index . Similarly, since 2001, from a total return perspective, the S&P/LSTA Leveraged Loan Index experienced only two down years ( 200 8 and 2015 with returns of - 29.1% and - 0.7%, respectively). Past performance is not indicative of, or a guarantee of, future performance. Annualized Return: 5.7% (1) First Down Year Second Down Year Investor Presentation – October 12, 2016

Page 22 CLO Equity Overview CLOs are Securitizations of a Portfolio of Senior Secured Loans Key CLO Structural Features (1) A ctively managed portfolio (2) Match funded (i.e., limited refinancing risk) (3) No mark to market triggers (i.e., no margin calls or forced sales) (4) Equity optionality over debt for majority holder due to protective rights Senior Debt Typically AAA rated Subordinated Debt Various tranches typically rated from AA to B Equity Tranche Not rated Primarily Floating Rate Collateral Portfolio of primarily senior secured loans Rated BB or B on average Typically 5 - 8 year maturity Primarily Floating Rate CLO Debt Assets Liabilities + Equity Representative CLO Summary Balance Sheet Note: The CLO structure highlighted on this page is a hypothetical structure, and the structure of CLOs in which ECC invests ma y vary substantially from the example. Investor Presentation – October 12, 2016 ECC invests primarily in the equity and subordinated debt tranches

Page 23 Appendix 4 . Investor Presentation – October 12, 2016

Page 24 Appendix Additional Loan Market Statistics: Leverage Multiple (Debt to EBITDA) Average Leverage Multiples of Large Corporate Loans (1) Source : S&P Capital IQ. (1) Defined as issuers with EBITDA of more than $50 million. Prior to 2011, media and telecom deals were excluded. EBITDA adjusted for prospective cost savings or synergies. 5.4x 5.0x 4.6x 4.2x 4.0x 4.0x 4.1x 4.3x 4.3x 4.4x 4.9x 3.7x 4.1x 3.9x 4.4x 4.6x 4.7x 4.9x 4.7x 4.7x 5.0x 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 FLD/EBITDA SLD/EBITDA Other Sr Debt/EBITDA Sub Debt/EBITDA Investor Presentation – October 12, 2016

Page 25 Appendix Additional Loan Market Statistics: Interest Coverage Multiple (EBITDA to Interest) Average Interest Coverage Multiples of Large Corporate Loans (1) Source : S&P Capital IQ . (1) Defined as issuers with EBITDA of more than $50 million. Prior to 2011, media and telecom deals were excluded. EBITDA adjusted for prospective cost savings or synergies. Investor Presentation – October 12, 2016

Page 26 Appendix Additional Loan Market Statistics: Annual Revenue Change (YoY) for Below I - Grade Companies Annual Revenue Change ( YoY ) for Below Investment Grade Companies Source : S&P Capital IQ. Investor Presentation – October 12, 2016 16.9% 16.5% 11.1% (4.9%) (7.3%) (11.3%) (3.2%) 12.9% 5.2% 8.0% 14.5% 13.7% 21.0% 18.0% 14.0% 14.0% 12.0% 9.1% 9.9% 8.9% 10.5% 9.3% 11.0% 13.5% 16.3% 12.4% 12.5% 13.6% 10.3% 6.3% 3.9% 5.4% 4.8% 7.2% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Revenue Growth % (YoY)

Appendix

Board of Directors

Board Member	Committee	Experience	Independent Director
James R. Matthews 24 yrs experience	Chairman of Board (Since May 2014)	▪ *Principal of Stone Point (since 2011), Eagle Point Director* ▪ Prior to Stone Point, was Senior Managing Director and Co-Head of Private Equity at Evercore Partners and General Partner at Welsh Carson Anderson & Stowe	–
Thomas P. Majewski 21 yrs experience	Board Member (Since May 2014)	▪ *Managing Partner at Eagle Point Credit Management (since 2012) and Director and CEO of Eagle Point Credit Company* ▪ Prior to Eagle Point, was Head of U.S. CLO banking at RBS Securities and CLO banking at Merrill Lynch	–
Scott W. Appleby[2] 20+ yrs experience	Audit[1] Nominating (Since May 2014)	▪ *President of Appleby Capital, Inc. (since 2009)* ▪ Prior experience at Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber	✓
Kevin F. McDonald 19+ yrs experience	Audit[1] Nominating (Since May 2014)	▪ *Director of Business Development of Folger Hill Asset Management, LP (since December 2014)* ▪ Prior experience includes Principal of Taylor Investment Advisors, LP since March 2002 and Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.	✓
Paul E. Tramontano 30+ yrs experience	Audit[1] Nominating (Since May 2014)	▪ *Managing Director and Portfolio Manager at First Republic Investment Management since October 2015* ▪ Prior experience includes founding member of Constellation Wealth Advisors LLC and Co-Chief Executive Officer from April 2007 to October 2015. Additionally, had spent 17 years at Citi Smith Barney as a Managing Director and Senior Advisor of Citi Family Office	✓
Jeffrey L. Weiss[3] 25+ yrs experience	Audit[1] Nominating (Since May 2014)	▪ *Private Investor as of 2012* ▪ Previously, Global Head of Financial Institutions at Barclays and a Managing Director at Lehman Brothers	✓

(1) Audit Committee comprised of 100% independent directors.

(2) Mr. Appleby is Chair of the Nominating Committee.

(3) Mr. Weiss is Chair of the Audit Committee.

Investor Presentation – October 12, 2016

Page 27

Page 28 Eagle Point Credit Company Inc. 20 Horseneck Lane Greenwich, Connecticut 06830 www.EaglePointCreditCompany.com Investor Relations: Kyle McGrady IR@EaglePointCredit.com (203) 340 - 8500 Investor Presentation – October 12, 2016 Appendix Company Information